UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008 (July 23, 2008)

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California	001-15643	95-4597370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5th Floor, QPL Industrial Building
126-140 Texaco Road
Tsuen Wan, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2944-9905

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02(b) Departure of Directors or Certain Officers

Effective July 23, 2008, Chung “Andy” Kwok resigned as a member of the Company’s board of directors.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Exhibit Description

17.1	Resignation Letter of Chung Kwok, dated July 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC. (Registrant)

Date: July 29, 2008	By:	/s/ Parker Seto
Parker Seto Chief Executive Officer and President